UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019

WAYSIDE TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26408	13-3136104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Industrial Way West, Suite 300, Eatontown New Jersey	07724
(Address of principal executive offices)	(Zip Code)

732-389-0932

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $.01 par value	WSTG	The NASDAQ Global Market

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2019, the Board of Directors (the “Board”) of Wayside Technology Group, Inc. (the “Company”), appointed John McCarthy as a director of the Company, effective June 6, 2019, on the recommendation of the Nominating and Governance Committee of the Board.  Mr. McCarthy has been appointed as a member of the Audit, Compensation and Nominating and Governance Committees of the Board.

As compensation for his service on the Board, Mr. McCarthy will receive the Company’s standard compensation for non-employee directors. There are no arrangements or understandings between Mr. McCarthy and any other persons pursuant to which Mr. McCarthy was named a director of the Company. Mr. McCarthy does not have any (i) family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer, or (ii) direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

In connection with his appointment to the Board, Mr. McCarthy will enter into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 filed with the Securities and Exchange Commission on May 5, 2017. Pursuant to the terms of this agreement, the Company may be required, among other things, to indemnify Mr. McCarthy for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as one of our directors.

Item 8.01     Other Events.

On June 3, 2019, the Company issued a press release announcing the appointment of Mr. McCarthy as a director of the Company. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8‑K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)        Exhibits:

99.1	Press release of Wayside Technology Group, Inc., dated June 3, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wayside Technology Group, Inc.

Date: June 3, 2019	By:	/s/ Michael Vesey
Michael Vesey, Vice President and
Chief Financial Officer